UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 26, 2019

PetMed Express, Inc. (Exact name of registrant as specified in its charter)
Florida	000-28827	65-0680967
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

420 South Congress Avenue, Delray Beach, FL 33445
(Address of principal executive offices) (Zip Code)

(561) 526-4444
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	PETS	NASDAQ Global Select Market

Item 5.07   Submission of Matters to a Vote of Security Holders.

PetMed Express, Inc. (the “Company”, “we”, or “our”) held its Annual Meeting of Stockholders in Delray Beach, Florida on July 26, 2019. Stockholders voted on the following proposals:

1.	To elect six Directors to the Board of Directors for a one-year term expiring in 2020;

2.	To approve amendments to the Company’s existing First Amended and Restated Bylaws to make certain changes reflecting current practices in corporate governance;

3.	To conduct an advisory vote on named executive officer compensation;

4.	To ratify the appointment of RSM US LLP, as the independent registered public accounting firm for the Company to serve for the 2020 fiscal year;

5.	To approve a shareholder proposal regarding simple majority vote.

The proposals presented at the Annual Meeting of Stockholders are described in more detail in the Company’s Proxy Statement on Schedule 14A that was filed with the United States Securities and Exchange Commission on June 14, 2019, an Amended Proxy Statement that was filed with the United States Securities and Exchange Commission on July 10, 2019, and a Supplemental to the Proxy Statement that was filed with the United States Securities and Exchange Commission on July 18, 2019. As of May 31, 2019, the record date for the Annual Meeting of Stockholders, there were 20,123,822 shares of the Company’s common stock issued and outstanding and eligible to be voted at the Annual Meeting of Stockholders. A total of 17,115,601 shares were represented in person or by proxy at the Annual Meeting of Stockholders, which constituted a quorum to conduct business at the Annual Meeting of Stockholders. With a majority of the outstanding shares voting either by proxy or in person, our stockholders approved Proposal 1, Proposal 3, and Proposal 4. With not reaching two-thirds of total outstanding shares, the stockholders did not approve Proposal 2 and Proposal 5, with voting as follows:

Proposal 1:	For	Against	Abstain	Broker Non-Votes
Election of Directors:
Menderes Akdag	9,177,070	226,772	51,873	7,659,886
Leslie C.G. Campbell	8,955,931	400,534	99,254	7,659,882
Frank J. Formica	8,717,327	636,157	102,231	7,659,886
Gian M. Fulgoni	8,704,637	647,167	103,914	7,659,883
Ronald J. Korn	8,735,975	616,999	102,740	7,659,887
Robert C. Schweitzer	8,661,745	688,856	105,112	7,659,888

Proposal 2:

To approve amendments to the Company’s existing First Amended and Restated Bylaws to make certain changes reflecting current practices in corporate governance.

For	Against	Abstain	Broker Non-Votes
9,190,682	183,569	81,463	7,659,887

Proposal 3:

Advisory vote on the named executive officer compensation, as disclosed in the Company’s Proxy Statement for the Annual Meeting of Stockholders.

For	Against	Abstain	Broker Non-Votes
6,351,084	2,333,250	771,383	7,659,884

Proposal 4:

To ratify the appointment of RSM US LLP as the independent registered public accounting firm for the Company to serve for the 2020 fiscal year.

For	Against	Abstain
16,631,782	333,435	150,384

Proposal 5:

To approve a shareholder proposal regarding simple majority vote.

For	Against	Abstain	Broker Non-Votes
5,471,433	3,716,451	267,830	7,659,887

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2019

PETMED EXPRESS, INC.

By:	/s/ Bruce S. Rosenbloom
Name:	Bruce S. Rosenbloom
Title:	Chief Financial Officer

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